EXHIBIT 99.1
                                                                     PAGE 1 OF 2

                          MORGAN STANLEY CAPITAL I INC.
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-XL1

ITEM 12.     Security Ownership of Certain Owners

As of December 31, 1998, the following persons were know to the Registrant to be the registered owners of more than 5% of the aggregate fractional undivided interest evidenced by each Class of the Certificates referenced below:

  TITLE                NAME AND ADDRESS                           AMOUNT OF BENEFICIAL
OF CLASS             OF BENEFICIAL HOLDERS                    OWNERSHIP (ORIGINAL PRINCIPAL)                      % CLASS
--------             ---------------------                    ------------------------------                      -------
Class A-1            Cede & Co.                                         $176,000,000                              100%
                     55 Water Street
                     New York, NY  10041

Class A-2            Cede & Co.                                         $102,000,000                              100%
                     55 Water Street
                     New York, NY  10041

Class A-3            Cede & Co.                                         $393,239,000                              100%
                     55 Water Street
                     New York, NY  10041

Class B              Cede & Co.                                          $13,888,000                              100%
                     55 Water Street
                     New York, NY  10041

Class C              Cede & Co.                                          $46,293,000                              100%
                     55 Water Street
                     New York, NY  10041

Class D              Cede & Co.                                          $64,809,000                              100%
                     55 Water Street
                     New York, NY  10041

Class E              Cede & Co.                                          $46,292,000                              100%
                     55 Water Street
                     New York, NY  10041

Class F              Cede & Co.                                          $11,663,000                              100%
                     55 Water Street
                     New York, NY  10041

Class G              Cede & Co.                                          $30,000,000                              100%
                     55 Water Street
                     New York, NY  10041

                                                                    EXHIBIT 99.1
                                                                     PAGE 2 OF 2

  TITLE                NAME AND ADDRESS                           AMOUNT OF BENEFICIAL
OF CLASS             OF BENEFICIAL HOLDERS                    OWNERSHIP (ORIGINAL PRINCIPAL)                      % CLASS
--------             ---------------------                    ------------------------------                      -------
Class H              Cede & Co.                                          $27,776,000                              100%
                     55 Water Street
                     New York, NY  10041

Class J              Cede & Co.                                          $13,888,151                              100%
                     55 Water Street
                     New York, NY  10041

Class LR             Cede & Co.                                                 0.00                              100%
                     55 Water Street
                     New York, NY  10041

Class Q              Morgan Stanley                                             0.00                              100%
                     One Pierepont Plaza
                     Brooklyn, New York 11201

Class R              Morgan Stanley                                             0.00                              100%
                     One Pierepont Plaza
                     Brooklyn, New York 11201

Class X              Cede & Co.                                         $796,229,000                              100%
                     55 Water Street
                     New York, NY  10041


                                      -16-